UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 17, 2013

Aon plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	1-7933	98-1030901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8 Devonshire Square, London, England (Address of Principal Executive Offices)		EC2M 4PL (Zip Code)
Registrant's telephone number, including area code: +44 20 7623 5500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
Aon plc (the “Company”) held its Annual General Meeting of Shareholders on May 17, 2013. A total of 262,922,334 Class A Ordinary Shares were represented at the Annual General Meeting in person or by proxy, or 85.06% of the total shares entitled to vote.
Shareholders voted on the following eight proposals at the Annual General Meeting, all of which are described in the 2013 Proxy Statement, and cast their votes as described below:

1.	The election of eleven nominees to serve as Directors until the Company’s 2014 Annual General Meeting of Shareholders. All of the nominees were elected.

Nominee	For	Against	Abstain	Broker Non-Votes
Lester B. Knight	242,382,008	3,004,038	1,517,169	16,019,119
Gregory C. Case	242,514,251	2,890,899	1,498,065	16,019,119
Fulvio Conti	169,967,248	75,413,158	1,522,809	16,019,119
Cheryl A. Francis	243,713,954	1,679,400	1,509,861	16,019,119
Edgar D. Jannotta	241,405,835	3,955,117	1,542,263	16,019,119
J. Michael Losh	213,065,288	32,304,342	1,533,585	16,019,119
Robert S. Morrison	241,580,749	3,815,069	1,507,397	16,019,119
Richard B. Myers	242,242,674	3,120,034	1,540,507	16,019,119
Richard C. Notebaert	241,590,511	3,789,152	1,523,552	16,019,119
Gloria Santona	244,199,957	1,190,652	1,512,606	16,019,119
Carolyn Y. Woo	241,689,394	3,703,359	1,510,462	16,019,119

2.	The receipt of the Company’s annual report and accounts, together with the reports of the directors and auditors for the year ended December 31, 2012. This proposal was approved.

For	Against	Abstain
258,968,847	300,781	3,652,706

3.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2013. This proposal was approved.

For	Against	Abstain
258,845,508	1,568,644	2,508,182
4.The re-appointment of Ernst & Young LLP as the Company’s U.K. statutory auditors to hold office until the next annual general meeting where accounts are laid before the Company. This proposal was approved.

For	Against	Abstain
259,410,151	996,102	2,516,081

5.	The authorization of the Board of Directors to determine the remuneration of Ernst & Young LLP as the Company’s statutory auditors. This proposal was approved.

For	Against	Abstain
259,671,313	677,287	2,573,734

6.	An advisory vote to approve executive compensation. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
224,667,168	20,549,945	1,686,102	16,019,119

7.	An advisory vote to approve the directors’ remuneration report included in the Company’s annual report and accounts. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
226,182,917	19,005,544	1,714,754	16,019,119

8.	The approval of the Aon plc Global Share Purchase Plan. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
242,086,925	2,200,098	2,616,192	16,019,119

SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc
	By:	/s/ Ram Padmanabhan
Ram Padmanabhan Vice President, Chief Counsel – Corporate and Company Secretary
Date: May 20, 2013